Series A Convertible Redeemable Preferred Share	12 Months Ended
Dec. 31, 2012
Series A Convertible Redeemable Preferred Share [Abstract]
Series A Convertible Redeemable Preferred Share

12. Series A Convertible Redeemable Preferred Share

In November 2009, the Company issued 130,000,000 Series A convertible redeemable preferred shares (“Series A Preferred Shares”) for an aggregate purchase price of US$25.0 million (RMB170.7 million) or US$0.1923 per Series A Preferred Share, including issuance cost of US$0.2 million (RMB1.0 million). The Company has determined that the Series A Preferred Shares should not be classified as liabilities since the Series A Preferred Shares are contingently redeemable and that conversion and redemption features embedded in Series A Preferred Shares are not required to be bifurcated and accounted for as a derivative since the embedded features do not permit or require net settlement and therefore do not meet the definition of a derivative. The Company assessed the beneficial conversion feature attributable to the Series A Preferred Shares in accordance with ASC 470-20 and determined that there was a beneficial conversion feature with an amount of US$2.5 million (RMB17.1 million) which was bifurcated from the carrying value of Series A Preferred Shares as a contribution to additional paid-in capital upon issuance of Series A Preferred Shares. The discount resulting from the recognition of the beneficial conversion feature is amortized immediately as a deemed dividend to preferred shareholders and charged against additional paid-in capital in the absence of retained earnings.

All Series A Preferred Shares have a par value of US$0.01 per share. The rights, preferences and privileges of the Series A Preferred Shares are as follows:

Conversion

Each Series A Preferred Share is convertible, at the option of the holder, at any time after the date of issuance of such preferred shares into such number of ordinary shares according to a conversion ratio determined by dividing the original issuance price by the applicable conversion price, and is subject to adjustments for dilution as follows:

•                      Additional ordinary shares issued with no consideration or for a consideration at a price lower than the effective conversion price;

•                      Dividends on and distribution of ordinary shares;

•                      Reorganization or reclassification of ordinary shares;

•                      Receipt of any distribution payable in securities of the Company other than ordinary shares;

•                      Subdivision or combination of the ordinary shares;

•                      Subdivision of Preferred Shares.

The initial conversion price of Series A Preferred Shares is the same as its original issuance price. The conversion provisions include certain performance-based adjustments related to certain targets of net profits after tax for the year ending December 31, 2010. In the event that the target profit is not met, the conversion price of the Series A Preferred Shares shall be adjusted in accordance with a pre-determined formula such that the Series A Preferred Shareholders’ percentage ownership on an as-converted basis would decrease, while in no event the conversion price shall be adjusted by more than 25% from the initial conversion price. The Company met the target profit for the year ended December 31, 2010.

Each Series A Preferred Share is automatically convertible into an ordinary share upon the closing of a Qualified IPO (as defined), based on the then-effective conversion price. The Qualified IPO shall mean a firm-commitment underwritten registered public offering by the Company of its ordinary shares on the NASDAQ Global Select Market or the New York Stock Exchange in the United States or any other exchange in any other jurisdiction (on any combination of such exchanges and jurisdictions) acceptable to the holders of a majority of the then outstanding Series A Preferred Shares and to the Company with gross proceeds to the Company of at least US$80.0 million implying a valuation of the Company, as a result of such public offering, of no less than US$400.0 million.

All 130,000,000 series A Preferred Shares were automatically converted to ordinary shares upon the completion of the Company’s IPO on May 17, 2011. The conversion price was the price to public of US$1.375 per share.

Redemption

The holders of Series A Preferred Shares may redeem all, but not less than all, of Series A Preferred Shares at a redemption price equal to the greater of (i) the Series A Preferred Shares issuance price plus such amount necessary to provide an internal rate of return of 20% per annum from the Series A Preferred Shares issuance date through the redemption closing date plus all declared and unpaid dividends payable at any time following December 31, 2013, and (ii) the fair market value of the Series A Preferred Shares.

Due to its redemption features described above, the Company classified the Series A Preferred Shares in the mezzanine equity section of the consolidated balance sheets in accordance with ASC 480-10-S99. The Series A Preferred Shares was accreted from its carrying value to their expected redemption amount using the effective interest method. The accretion was recorded against retained earnings, or in the absence of retained earnings, by charges against additional paid-in capital. Once additional paid-in capital has been exhausted, additional charges should be recorded by increasing accumulated deficit.

The following table sets forth the changes of Series A Preferred Shares:

	2010	2011	2012	2012
	RMB	RMB	RMB	US$
Balance at the beginning of the period	183,774	390,183	—	—
Accretion of redemption feature	206,409	773,623	—	—
Conversion to ordinary share upon IPO	—	(1,163,806)	—	—
Balance at the end of the period	390,183	—	—	—

The Company engaged an independent valuation specialist to assist them in determining the fair values of the Series A Preferred Shares which were estimated as of the date of issuance and at each financial statements reporting dates before conversion into ordinary shares upon the completion of the Company’s IPO using the following assumptions:

	December 31, 2009	December 31, 2010
Risk-free interest rate	2.91%	3.15%
Volatility rate	56.41%	55.26%
Dividend yield	—	—
Discount rate	22.97%	20.43%

The Company estimated the risk-free interest rate based on yield-to-maturities in continuous compounding of the PRC government bonds with the time-to-maturities being similar to those of the Series A Preferred Shares. The Company estimated volatility at the date of appraisal based on averages/medians of industry annualized historical stock price volatility. The Company has no history or expectation of paying dividends on its Series A Preferred Shares. Discount rate is estimated by weighted average costs of capital as at the appraisal date. In addition to the above assumptions adopted, the Company’s projections of future performance were also factored into the determination of the fair values of the Series A Preferred Shares.

The expected redemption amount of the Series A Preferred Shares based on its fair value as of May 17, 2011, when the Company completed its IPO, was considered to be the same as the IPO price of US$1.375 per share as the Series A Preferred Shares were subject to automatic conversion. The Series A Preferred Shares was therefore accreted to IPO date fair value immediately before its automatic conversion. Upon the completion of the Company’s IPO, all Series A Preferred Shares outstanding were converted into Class A ordinary shares on a one for one basis, with the corresponding balance transferred to the Company’s paid-in capital and additional paid-in capital accounts.

Liquidation

In the event of any liquidation, dissolution or winding up of the Company, either voluntarily or involuntarily, the holders of Series A Preferred Shares shall be entitled to receive an amount per share equal to 130% of the issuance price plus all dividends declared and unpaid (“Preference Amount”). If the assets of the Company are insufficient to permit the payment of the full Preference Amount, the assets of the Company available for distribution shall be distributed ratably among the holders of Series A Preferred Shares. After the distribution to the holders of Series A Preferred Shares are made, any remaining legally available assets shall be distributed to the holders of ordinary shares and Series A Preferred Shares prorated on an as-converted basis until the holders of Series A Preferred Shares has received an aggregate distribution or payment, inclusive of the Preference Amount, equal to four times the Preference Amount for each Series A Preferred Shares.

Dividends

The holders of the Series A Preferred Shares are entitled to receive in preference to any payment to the ordinary shares, non-cumulative dividend of 8% per annum as and when declared by the Board of Directors. As long as Series A Preferred Shares are outstanding, the Company may not pay any dividend to ordinary shareholders until all dividends declared and payable to the preferred shareholders have been paid. In the event the Company shall declare a dividend to the holders of ordinary shares, then in each such case, the holders of Series A Preferred Shares shall be entitled to a proportionate share of such dividend on an as-converted basis.

Voting rights

The holder of each Series A Preferred Share shall be entitled to the number of votes equal to the number of ordinary share into which such Series A Preferred Share could be converted at the record date for determination of the members entitled to vote on such matter, or, if no such record date is established, at the date such vote is taken or any written consent of members is solicited. The holders of Series A Preferred Shares shall vote together with ordinary shareholders, and not as a separate class or series, on all matters put before the members.